UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2007

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 10, 2007 Stifel Financial Corp. issued a press release announcing that it will release its earnings for the quarter ended March 31, 2007 after the market close on Tuesday, May 15, 2007. The Company has elected under SEC Rule 12b-25 to receive an automatic 5 day extension for the filing of its Form 10-Q for the period March 31, 2007. The extension was filed to provide the Company with additional time to integrate the results of operations and financial position of Ryan Beck Holdings, Inc. and its wholly-owned broker dealer subsidiary Ryan Beck & Company ("Ryan Beck"). The Company closed on its acquisition of Ryan Beck on February 28, 2007. The Company will file its Form 10-Q no later than the fifth calendar day following the prescribed due date as allowed under Rule 12b-25 of the Securities and Exchange Act of 1934. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Certain statements in this Form 8-K are "forward-looking statements" within the meaning of U.S. federal securities laws. Stifel intends that these statements be covered by the safe harbors created under these laws. All statements not dealing with historical results are forward-looking and are based on various assumptions.  The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability to successfully integrate the companies following the acquisitions; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies' operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel with the Securities and Exchange Commission.  Forward-looking statements speak only as to the date they are made.  Stifel does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel disclaims any intent or obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1:  Press release issued on May 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: May 11, 2007	By: /s/ Ronald J. Kruszewski
Name: Ronald J. Kruszewski Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued on May 10, 2007.